SANTANDER HOLDINGS USA, INC. Fixed Income Investor Presentation Second Quarter 2020 August 4, 2020

DISCLAIMER

This presentation of Santander Holdings USA, Inc. ("SHUSA") contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as "may," "could," "should," "will," "believe," "expect," "anticipate," "estimate," "intend," "plan," "goal" or similar expressions are intended to indicate forward-looking statements.

In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre- Tax Pre- Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. The enhanced prudential standards mandated by Section 165 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "DFA") (the "Final Rule") were enacted by the Federal Reserve System (the "Federal Reserve") to strengthen regulatory oversight of foreign banking organizations ("FBOs"). Under the Final Rule, FBOs with over $50 billion of U.S. Non-branch assets, including Santander, were required to consolidate U.S. subsidiary activities under an intermediate holding company ("IHC"). Due to its U.S. non-branch total consolidated asset size, Santander is subject to the Final Rule. As a result of this rule, Santander transferred substantially all of its equity interests in U.S. bank and non-bank subsidiaries previously outside the Company to the Company, which became an IHC effective July 1, 2016. These subsidiaries included Santander Bancorp ("SBC"), Banco Santander International ("BSI"), Santander Investment Securities, Inc. ("SIS"), Santander Securities LLC ("SSLLC"), as well as several other subsidiaries. On July 1, 2017, an additional Santander subsidiary, SFS, a finance company located in Puerto Rico, was transferred to the Company. Additionally, effective July 2, 2018, Santander transferred Santander Asset Management, LLC to the IHC.

Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties based on various factors and assumptions, many of which are beyond SHUSA's control. Among the factors that could cause SHUSA's financial performance to differ materially from that suggested by forward-looking statements are: (1) the adverse impact of a novel strain of coronavirus ("COVID-19") on our business, financial condition, liquidity and results of operations; (2) the effects of regulation, actions and/or policies of the Board of Governors of the Federal Reserve System (the "Federal Reserve"), the Federal Deposit Insurance Corporation (the "FDIC"), the Office of the Comptroller of the Currency (the "OCC") and the Consumer Financial Protection Bureau (the "CFPB"), and other changes in monetary and fiscal policies and regulations, including policies that affect market interest rates and money supply, actions related to COVID-19 as well as in the impact of changes in and interpretations of generally accepted accounting principles in the United States of America ("GAAP"), including adoption of the Financial Accounting Standards Board's current expected credit losses credit reserving framework, the failure to adhere to which could subject SHUSA and/or its subsidiaries to formal or informal regulatory compliance and enforcement actions and result in fines, penalties, restitution and other costs and expenses, changes in our business practices, and reputational harm; (3) SHUSA's ability to manage credit risk that may increase to the extent our loans are concentrated by loan type, industry segment, borrower type or location of the borrower of collateral; (4) the extent of recessionary conditions in the U.S. related to COVID-19 and the strength of the U.S. economy in general and regional and local economies in which SHUSA conducts operations in particular, which may affect, among other things, the level of non-performing assets, charge-offs, and provisions for credit losses; (5) acts of God, including pandemics and other significant public health emergencies, and other natural disasters and SHUSA's ability to deal with disruptions caused by such acts, emergencies, and disasters; (6) inflation, interest rate, market and monetary fluctuations, including effects from the pending discontinuation of the London Interbank Offered Rate as an interest rate benchmark, may, among other things, reduce net interest margins, and impact funding sources and the ability to originate and distribute financial products in the primary and secondary markets; (7) the pursuit of protectionist trade or other related policies, including tariffs by the U.S., its global trading partners, and/or other countries, and/or trade disputes generally; (8) the ability of certain European member countries to continue to service their debt and the risk that a weakened European economy could negatively affect U.S.-based financial institutions, counterparties with which SHUSA does business, as well as the stability of global financial markets, including economic instability and recessionary conditions in Europe and the eventual exit of the United Kingdom from the European Union; (9) adverse movements and volatility in debt and equity capital markets and adverse changes in the securities markets, including those related to the financial condition of significant issuers in SHUSA's investment portfolio; (10) SHUSA's ability to grow revenue, manage expenses, attract and retain highly-skilled people and raise capital necessary to achieve its business goals and comply with regulatory requirements; (11) SHUSA's ability to effectively manage its capital and liquidity, including approval of its capital plans by its regulators and its subsidiaries' ability to pay dividends to it; (12) changes in credit ratings assigned to SHUSA or its subsidiaries; (13) the ability to manage risks inherent in our businesses, including through effective use of systems and controls, insurance, derivatives and capital management; (14) SHUSA's ability to timely develop competitive new products and services in a changing environment that are responsive to the needs of SHUSA's customers and are profitable to SHUSA, the success of our marketing efforts to customers, and the potential for new products and services to impose additional unexpected costs, losses or other liabilities not anticipated at their initiation, and expose SHUSA to increased operational risk; (15) competitors of SHUSA may have greater financial resources or lower costs, or be subject to different regulatory requirements than SHUSA, may innovate more effectively, or may develop products and technology that enable those competitors to compete more successfully than SHUSA and cause SHUSA to lose business or market share; (16) Santander Consumer USA Inc.'s ("SC's") agreement with Fiat Chrysler Automobiles US LLC ("FCA") may not result in currently anticipated levels of growth and is subject to performance conditions that could result in termination of the agreement; (17) consumers and small businesses may decide not to use banks for their financial transactions, which could impact our net income; (18) changes in customer spending, investment or savings behavior; (19) loss of customer deposits that could increase our funding costs; (20) the ability of SHUSA and its third-party vendors to convert, maintain and upgrade, as necessary, SHUSA's data processing and other information technology ("IT") infrastructure on a timely and acceptable basis, within projected cost estimates and without significant disruption to our business; (21) SHUSA's ability to control operational risks, data security breach risks and outsourcing risks, and the possibility of errors in quantitative models SHUSA uses to manage its business, including as a result of cyber-attacks, technological failure, human error, fraud or malice, and the possibility that SHUSA's controls will prove insufficient, fail or be circumvented; (22) changes to tax laws and regulations and the outcome of ongoing tax audits by federal, state and local income tax authorities that may require SHUSA to pay additional taxes or recover fewer overpayments compared to what has been accrued or paid as of period-end; (23) the costs and effects of regulatory or judicial actions or proceedings, including possible business restrictions resulting from such actions or proceedings; and (24) adverse publicity and negative public opinion, whether specific to SHUSA or regarding other industry participants or industry-wide factors, or other reputational harm; and (25) acts of terrorism or domestic or foreign military conflicts; and (26) the other factors that are described in Part I, Item IA – Risk Factors of SHUSA's 2019 Annual Report on Form 10-K. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. ("Santander"), SHUSA, Santander Bank, N.A. ("Santander Bank" or "SBNA"), SC or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom.

2

Santander

SANTANDER GROUP

Santander (SAN SM, STD US, BNC LN) is a leading retail and commercial bank headquartered in Spain. It has a meaningful presence in 10 core markets in Europe and the Americas, and is one of the largest banks in the world by market capitalization.

The United States is a core market for the Santander Group, contributing 7% to 1H 2020 underlying attributable profit

1H 2020 Loans & Advances to Customers[1]


EUR bn and % change in constant EUR
YoY
Europe
204
1%
238
4%
102
3%
38
4%
30
4%
North America
101
11%
30
9%
South America
65
18%
39
13%
5
39%
Group Total
909
6%

Contribution to 1H 2020 Underlying attributable profit[2]


€1.9B
Underlying
attributable
profit
Europe
Spain, 8%
SCF, 15%
UK, 5%
Portugal, 5%
Poland, 2%
North America
USA, 7%
Mexico, 13%
South America
Brazil, 32%
Chile, 6%
Argentina, 4%
Other3, 3%

1 | Loans and advances to customers excluding reverse repos
2 | Underlying profit weight excludes Corporate Centre and Santander Global Platform
3 | South America's Other weight includes Uruguay & Andean Region

3

Santander

SANTANDER HOLDINGS USA, INC. SHUSA is an intermediate holding company (“IHC”) for Santander US entities and issues under the ticker symbol “SANUSA” SHUSA Highlights 7 major locations $152B in assets 16,900 employees 5M customers Santander SHUSA 100% Ownership SBNA – Retail Bank SC – Auto Finance BSI – Private Banking SIS – Broker Dealer BSPR – Retail Bank 100% Ownership 77.7% Ownership 100% Ownership 100% Ownership 100% Ownership $88B Assets $47B Assets $6B Asse ts $5B Asse ts $6B Asse ts Products include: • Preferred auto • Private w ealth Investment banking • SHUSA r e ce ntly • C&I and commercial finance provider to management for HNW services include: agreed to sell Puerto • Multi-family Fiat Chrysler and UHNW clie nts • Global markets Rico’s retail and • Residential mortgage • Leading auto loan • Global transaction commercial franchise • Dealer floorplan and lease originator banking to Fir s tBank Puerto financing and servicer • Global debt financing Rico • #1 auto ABS issuer in • Corporate finance 2019 4 * As of June 30, 2020

SANTANDER BANK SBNA is a regional Northeast retailconsumer bank with a stable deposit base SBNA Highlights 575 branches 10,000 employees 2.1 million customers Goodwill, 2% Other Loans, 1% Home Equity, 5% C&I and Other Other Assets, Commercial, 7% 23% Residential, 8% ► Continue to improve loyalty and the customer experience $88B across digital & physical channels in consumer bank CRE, 8% Assets ► Improve earning asset mix to drive further improvement in margins Investments, 18% Cash, 8% ► Online digital customer growth of 6% versus the prior quarter driven by roll-out of enhancements and digital capabilities Auto Loans, 9% Multi-family, 10% 5

SANTANDER CONSUMER USA SC is a large and established, nationwide auto finance provider across the full credit spectrum with demonstrated success through credit cycles SC Highlights 9 servicing centers 1.1M loans/leases 5,000 employees 3.1M customers Indirect Auto and OEM Direct Auto Relationships ► $61 billion in managed assets (includes $32B of loans, $18B of leases and $11B of assets serviced for others) ► Preferred auto finance provider for FCA US LLC providing loans, leases, dealer floorplan Digital Auto ► Leading auto ABS issuer in 2019 6

COVID-19

Santander US COVID-19 Relief Efforts

Employees

- 90%+ of employees outside the retail network are working from home
- Temporary Emergency Paid Leave Program, premium compensation to frontline employees
- 75% of Santander Bank branches remain open with enhanced sanitization protocols

Communities

- SAN US will provide $25M in financing to Community Development Financial Institutions
- SC donated $3M to organizations serving vulnerable populations hardest hit by the crisis

SC

- Granted ~730,000 loan and ~70,000 lease deferrals since the beginning of the pandemic[1]
- Enhanced digital tools to manage accounts

SBNA

- Temporary payment suspension, refunding late payment and overdraft fees
- Suspended collection calls and mortgage/HELOC foreclosures
- Waiving CD early withdrawal penalties and outgoing wire fees
- SBNA deployed substantial resources to support the Paycheck Protection Program ("PPP")

1 | Data from March 1, 2020 – June 30, 2020

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Santander

EARNINGS HIGHLIGHTS

Balance Sheet and Liquidity Remain Strong

Deposits & Auto Volume

- Santander Bank deposits of $62.6B, up 15% YoY in-line with balance sheet growth
- SC total auto originations of $7.8B, including $1.7B in loans generated through Santander Bank
- SC's penetration rate with Fiat Chrysler 37%, up from 36% during Q2 2019

Liquidity & Capital

- Access to funding improved during Q2 notwithstanding COVID-19 stress
- SHUSA accessed $1.7B in funding during Q2; SC issued $2.4B in ABS in Q2 and an additional $1.4B in July
- SHUSA's ownership of SC increased to 77.7%[1] driven by share repurchases in the quarter
- CET1 ratio[2] of 14.4%

Credit & Legal

- Santander Bank NPL ratio of 0.78% down 14 bps YoY
- SC net charge-off ratio of 6.0%, down 40 bps YoY
- SC voluntary settlement with 33 states alleging SC violated consumer protection laws dating back to 2010

Goodwill & Reserves

- Goodwill impairment of $1.8B (non-cash, no capital impact)
- $588M of incremental reserves due to macroeconomic factors, primarily driven by COVID-19
- Allowance ratio of 8.0%, up 70 bps from Q1 2020

1 As of June 30, 2020
2 Our regulatory capital ratios for the period ended June 30, 2020 are preliminary, based on information available as of the date of this presentation, and subject to completion of management's final reviews and financial closing procedures. These preliminary capital ratios may differ from our actual capital ratios, which will be included in our Form 10-Q for the quarter ended June 30, 2020, which we expect to file on or about August 7, 2020.

8

Santander

DFAST RESULTS & CAPITAL UPDATE Based on its 2020 Dodd-Frank Act Stress Test (“DFAST”) results, SHUSA's minimum capital ratios under the Federal Reserve’s severely adverse scenario ranked in the top quartile among participating banks ►On July 31, SC announced that SHUSA's request for certain exceptions to the Federal Reserve’s interim policy related to the DFAST and Comprehensive Capital Analysis and Review has been approved ►SC's Board of Directors has declared a quarterly cash dividend of $0.22 per share of common stock payable to shareholders of record as of A ugust 13, 2020. The dividend will be payable to shareholders of record on August 24, 2020. ►The Federal Reserve’s approval also permits the Company to authorize SC to continue its share repurchase program of SC's outstanding common stock through the end of the third quarter of 2020 9

ALLOWANCE FOR CREDIT LOSSES (“ACL”) Allowance Ratios June 30, 2020 March 31, 2020 December 31, 2019 (Dollars in Millions) (Unaudited) (Unaudited) (Audited) Total loans held for investment (“LHFI”) $91,294 $93,006 $92,705 Total ACL1 $7,382 $6,794 $3,738 Total Allowance Ratio 8.0% 7.3% 4.0% » As of the end of Q2 2020, total allowance increased $588M compared to Q1 2020, driven by macroeconomic factors primarily related to COVID-19 » Total allowance coverage ratio increased to 8.0% » Allowance is ~85% of DFAST losses under the severely adverse scenario 10 1 Includes ACL for unfunded commitments

SHUSA QUARTERLY PROFITABILITY Goodwill impairment of $1.8B (non-cash, no capital impact) driven primarily by the Consumer and BusinessBanking unit, which has the most exposure to the low interestrate environment NET INTEREST INCOME ($M) PRE-TAX PRE-PROVISION INCOME ($M) $1,622 $1,619 $1,599 $1,586 $1,539 $1,043 $987 $1,030 $821 $890 $(958) 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 PRE-TAX INCOME ($M) NET INCOME1,2 ($M) $562 $407 $383 $270 $213 $126 $(179) $(234) $(123) $(156) $(2,082) $(1,896) 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 11 1 Net income includes noncontrolling interest (“NCI”). 2 See page 23 f or the consolidating income statement. Non-GAAP measure, excludes goodwill impairment

NIM AND INTEREST RATE RISK (IRR) SENSITIVITY SHUSA’s asset-sensitive position has decreased since Q1 2019 NET INTEREST MARGIN SHUSA INTEREST RATE RISK (Change in annual net interest income for parallel rate movements) SC Up 100bps 10.1% 10.0% 2.5% 9.5% 9.2% 1.8% 1.9% 8.4% 1.5% 1.3% SHUSA 0.0% 5.7% 5.6% 5.4% 5.3% 4.9% 2Q19 3Q19 4Q19 1Q20 2Q20 SBNA -0.7% 3.1% Down 100bps 3.0% 2.8% -1.1% 2.7% 2.5% -1.9% -2.7% 2Q19 3Q19 4Q19 1Q20 2Q20 12

BALANCE SHEET OVERVIEW 1 SHUSA’s balance sheet grew 6% YoY driven by auto, CIB and PPP loans Goodwill and Other Savings, 3% Intangibles, 2% Other Consumer Loans, 1% SC revolving credit facilities, 3% Home Equity, 3% Certificates of deposit, 4% SC secured structured Auto Loans SBNA, 5% financings, 18% Other Liabilities, Auto Loans SC, 20% 5% CRE, 5% 2 FHLB borrowings, 4% $132B Residential, 5% Liabilities Other $152B borrowings, Multi-family, 6% 9% C&I and Money Assets Other market, Commercial, 20% 16% $20B Oth e r A sse ts (incl. restricted Interest-bearing Cash), 7% demand , 8% Equity Ca sh , 7% Noninterest- Investments, bearing demand, Equity (including 12% 13% NCI), 13% Operating Lease Assets, 11% 13 1 See page 24 f or the consolidated balance sheet 2 Includes loans held for sale and allowance for loan and lease losses

BALANCE SHEET TRENDS Deposit growth of 16% YOY ASSETS ($B) LIABILITIES & EQUITY ($B) Gross Loans Investments Leases Other Assets Short-Term Funds IB Deposits Borrow ed Funds Equity NIB D eposi ts Other Liabilities $152 $152 $152 $152 $144 $147 $149 $144 $147 $149 8 8 12 11 7 7 7 8 8 9 6 17 13 12 12 11 15 15 15 19 16 16 17 16 15 25 25 24 22 20 16 18 19 18 19 49 49 51 53 50 92 93 94 94 97 49 51 53 53 55 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 LOANS & LEASES ($B) DEPOSITS ($B) Money Market NIB D eposi ts IB Deposits CD Savings Other Auto C&I Leases CRE Res. M tg Other $111 $113 $106 $109 $110 $74 3 3 7 $68 $70 2 4 $64 $67 6 14 14 13 12 6 15 1 6 6 6 17 16 6 8 17 17 17 9 10 12 9 11 17 16 15 16 16 10 10 9 19 25 15 15 17 25 24 24 24 15 28 31 32 34 36 37 37 24 26 27 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 14 1 See pages 34 and 35 f or trend detail on SBNA loan portfolio

BORROWED FUNDS PROFILE Public issuances consist of SHUSA unsecured debt and SC auto ABS SHUSA CONSOLIDATED ($B) SHUSA HOLDCO ($B) SC ABS SC Amortizing SC Credit Facilities SHUSA Debt SBNA SC - BSSA TLAC Eligible TLAC Ineligible $53.0 $11.2 $50.0 9.0 2.0 $9.4 1.3 5.4 0.8 9.4 11.2 6.5 3.9 9.9 9.9 9.6 8.6 18.2 17.9 Q1 2020 Q2 2020 Q1 2020 Q2 2020 SBNA ($B) SC ($B) 1 FHLB Bank Debt ABS Amortizing Credit Facilities SHUSA BSSA $9.0 0.1 $41.6 $44.1 5.7 2.0 7.2 $5.4 6.5 3.9 9.9 8.8 9.6 $5.4 18.2 17.9 Q1 2020 Q2 2020 Q1 2020 Q2 2020 15 1 Related party funding from SHUSA to SC is eliminated at the consolidated level

SHUSA DEBT & TLAC ►SHUSA publicly issued $1.0B of 3.450% senior notes due June 2025 ►Privately placed $0.45B of 3.50% senior unsecured notes due April 2023; and $0.25B of other unsecured debt ►As of 2Q20, SHUSA met the Federal Reserve total loss-absorbing capacity (“TLAC”) and long-term debt (“LTD”) requirements1, with 22.7% TLAC, 8.3% LTD1 and a CET1 ratio2 of 14.4% DEBT MATURITY SCHEDULE ($ in Billions) $3.1 $0.5 Sr. Debt 5.827% $2.1 $1.6 $1.8 Sr. L+100 $0.8 $1.2 Sr. Debt $1.1 $0.9 $0.4 2.875% Sr. Debt $0.9 $0.2 Sr. L+100 4.0% CP 2.0% $0.8 $1.0 $1.0 Sr. Debt Sr. Debt Sr. Debt Sr. Debt Sr. Debt Sr. Debt 4.40% 3.40% 3.50% 3.244% $0.1 4.45% 3.70% Sr. L+100 2020 2021 2022 2023 2024 2025 2026 2027 Public issuance Private placement Internal TLAC 16 1 SHUSA’s requirement is 20.5% for TLAC and 6.0% for LTD as a percentage of risk-weighted assets 2 Our regulatory capital ratios for the period ended June 30, 2020 are preliminary, based on information available as of the date of this presentation, and subject to completion of management’s final reviews and financial closing procedures. These preliminary capital ratios may differ from our actual capital ratios, which will be included in our Form 10-Q f or the quarter ended June 30, 2020, which we expect to file on or about August 7, 2020.

CAPITAL RATIOS Modest decline in ratios1,2 due to asset growth and regulator-approved capital actions CET1 TIER 1 LEVERAGE RATIO 15.0% 15.0% 13.7% 14.6% 13.6% 14.3% 14.4% 13.1% 12.6% 12.5% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 TIER 1 RISK-BASED CAPITAL RATIO TOTAL RISK-BASED CAPITAL RATIO 16.3% 16.2% 15.8% 17.7% 17.7% 15.7% 17.2% 17.1% 15.3% 16.7% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 1 Capital ratios through March 31, 2020 calculated under the U.S. Basel III framework on a transitional basis. Capital ratios starting in the first quarter of 2020 17 calculated under CECL transition provisions permitted by the CARES Act. 2 Our regulatory capital ratios for the period ended June 30, 2020 are preliminary, based on information available as of the date of this presentation, and subject to completion of management’s final reviews and financial closing procedures. These preliminary capital ratios may differ from our actual capital ratios, which will be included in our Form 10-Q f or the quarter ended June 30, 2020, which we expect to file on or about August 7, 2020.

SBNA ASSET QUALITY CECL and macroeconomic reserves contributedto allowance increases in 2020 ANNUALIZED NET CHARGE-OFF RATIO NPL RATIO1 0.92% 0.82% 0.75% 0.78% 0.67% 0.57% 0.50% 0.46% 0.45% 0.36% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 ALLL TO TOTAL LOANS2 RESERVE COVERAGE (ALLL/NPL) 281.8% 270.1% 2.19% 1.80% 118.3% 128.1% 1.02% 0.97% 0.96% 110.4% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 18 1 NPLs = Non accruing loans plus accruing loans 90+ days past due (“DPD”) 2 ALLL = Allowance f or loan and lease losses

SC AUTO ORIGINATIONS (QUARTERLY) Three Months Ended Originations % Variance ($ in Millions) Q2 2020 Q1 2020 Q2 2019 QoQ YoY Total Core Retail Auto $ 2,135 $ 2,306 $ 2,414 (7%) (12%) Chrysler Capital Loans (<640)1 1,131 1,190 1,473 (5%) (23%) Chrysler Capital Loans (≥640)1 3,557 1,432 1,980 148% 80% Total Chrysler Capital Retail 4,688 2,622 3,453 79% 36% Total Leases2 989 2,024 2,525 (51%) (61%) Total Auto Originations3 $ 7,812 $ 6,952 $ 8,392 12% (7%) Asset Sales4 $ 512 - - NA NA SBNA Originations4 $ 1,724 $ 1,081 $ 1,917 59% (10%) 1 Approximate FICOs 19 2 Includes nominal capital lease originations 3 Includes SBNA originations 4 Asset sales and SBNA originations remain off of SC’s balance sheet in the Service For Others portfolio

SC DELINQUENCY AND LOSS (QUARTERLY) Delinquency Ratios: 30-59 Days Delinquent, RICs, HFI COVID-19 hardship relief programs led to lowe r delinquencies and charge-offs during the period 9.4% 9.5% 9.7% 8.4% 8.3% 4.3% Early sta ge delinquencies decreased 510 bps YoY Delinquency Ratios: >59 Days Delinquent, Retail Installment Contracts (“RICs”), HFI 5.1% 4.7% 4.7% 4.6% 4.2% Late sta ge delinquencies decreased 230 bps YoY 2.4% Gross Charge-off Rates 19.5% 18.3% 17.3% 16.1% 15.5% Gross charge-off rates decreased 500 bps YoY 11.1% SC Recovery Rates1 60.3% 55.9% 55.9% 52.2% SC’s Q2 recovery rate of 45.7% reflects lower 50.1% 45.7% recoveries due to reduced repossessions and units sold Net Charge-off Rates2 8.6% 8.3% 8.1% 7.7% Net charge-offs decreased 40 bps YoY 6.4% 6.0% Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 20 1 Recov ery Rate – Per the financial statements includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts 2 Net Charge-off rates on retail installment contracts, held for investment

RATING AGENCIES SHUSA and SBNA ratings impacted by the overall ratings of Banco Santander SR. DEBT RATINGS BY SANTANDER ENTITY Banco Santander1 A Negative outlook SHUSA BBB+ (June 30, 2020) SBNA BBB+ Banco Santander1 A2 Stable outlook SHUSA (April 22, 2020) Baa3 SBNA2 Baa1 Banco Santander1 A Negative outlook (July 10, 2020) SHUSA BBB+ SBNA A- 21 1 Senior pref erred rating 2 SBNA LT Issuer Rating

APPENDIX

CONSOLIDATING INCOME STATEMENT For the three-month period ended June 30, 2020 ($ in Millions) SBNA SC Other(1) IHC Entities(2) SHUSA Interest income $ 591 $ 1,293 $ 4 $ 80 $ 1,968 Interest expense (89) (309) (23) (8) (429) Net interest income $ 502 $ 984 $ (19) $ 72 $ 1,539 Fees & other income/(expense) 132 668 $ (20) 131 911 Other non-interest income 22 - - 1 23 Net revenue/(loss) $ 656 $ 1,652 $ (39) $ 204 $ 2,473 General, administrative and other expenses (2,343) (920) (33) (135) (3,431) Provision for credit losses (266) (862) - 4 (1,124) Income/(loss) before taxes $ (1,953) $ (130) $ (72) $ 73 $ (2,082) Income tax (expense)/benefit 198 33 (24) (21) 186 Net income/(loss) (1,755) (97) (96) 52 (1,896) (3) Less: Net income attributable to NCI - (23) - - (23) Net income attributable to SHUSA (1,755) (74) (96) 52 (1,873) 23 1 Includes holding company activities, IHC eliminations, and eliminations and purchase accounting marks related to SC consolidation. 2 The entities acquired in the formation of the IHC are presented within "other" in SHUSA’s financial statement segment presentation due to immateriality. 3 SHUSA net income includes NCI.

CONSOLIDATING BALANCE SHEET

($ in Millions)

Assets	For the three-month period ended June 30, 2020 SBNA	SC	Other[1]	IHC Entities[2]	SHUSA
Cash and cash equivalents	$ 7,322	$ 176	$ 2,379	$ 1,208	$ 11,085
Investments available-for-sale at fair value	10,291	96	1,661	-	12,048
Investments held-to-maturity	4,709	23	(119)	617	5,230
Other investment securities[3]	954	-	24	750	1,728
LHFI	56,635	30,606	(41)	4,094	91,294
Less ALLL	(1,249)	(5,860)	(143)	(7)	(7,259)
Total loans HFI, net	$ 55,386	$ 24,746	$ (184)	$ 4,087	$ 84,035
Goodwill	1,554	74	968	-	2,596
Other assets	7,535	22,152	5,739	206	35,632
Total assets	$ 87,751	$ 47,267	$ 10,468	$ 6,868	$ 152,354
Liabilities and Stockholder's Equity					
Deposits	$ 67,055	$ -	$ 1,816	$ 5,092	$ 73,963
Borrowings and other debt obligations	5,400	40,637	3,812	8	49,857
Other liabilities	3,346	1,735	3,008	218	8,307
Total liabilities	$ 75,801	$ 42,372	$ 8,636	$ 5,318	$ 132,127
Stockholder's equity including NCI	11,950	4,895	1,832	1,550	20,227
Total liabilities and stockholder's equity	$ 87,751	$ 47,267	$ 10,468	$ 6,868	$ 152,354

1 Includes holding company activities, IHC eliminations, and eliminations and purchase accounting marks related to SC consolidation.
2 The entities acquired in the formation of the IHC are presented within "other" in SHUSA's financial statement segment presentation due to immateriality.
3 Other investment securities include trading securities.

24

Santander

SHUSA: QUARTERLY TRENDED STATEMENT OF OPS ($ in Millions) 2Q19 3Q19 4Q19 1Q20 2Q20 Interest income $ 2,176 $ 2,185 $ 2,148 $ 2,110 $ 1,968 Interest expense (554) (566) (549) (524) (429) Net interest income $ 1,622 $ 1,619 $ 1,599 $ 1,586 $ 1,539 Fees & other income 961 999 866 1,018 911 Other non-interest income 2 2 3 9 23 Net revenue $ 2,585 $ 2,620 $ 2,468 $ 2,613 $ 2,473 General, administrative, and other expenses (1,542) (1,633) (1,647) (1,583) (3,431) Provision for credit losses (481) (604) (608) (1,186) (1,124) Income before taxes $ 562 $ 383 $ 213 $ (156) $ (2,082) Income tax (expense)/benefit (155) (113) (87) 33 186 Net income 407 270 126 (123) (1,896) Less: Net income attributable to NCI 111 67 39 4 (23) Net income attributable to SHUSA 296 203 87 (127) (1,873) 2Q19 3Q19 4Q19 1Q20 2Q20 NIM 5.7% 5.6% 5.4% 5.3% 4.9% 25

CAPITAL RATIO (CET1) COMPARISON Santander US entitiesremainwell-capitalizedversuspeers1 SHUSA1 SBNA SC SHUSA 14.4% SBNA 15.2% Peer 1 15.3% Peer 1 11.7% Peer 1 10.0% SC 13.4% Peer 2 10.1% Peer 3 10.0% Peer 2 9.8% Peer 2 12.4% Peer 4 10.0% Peer 3 9.7% Peer 3 11.7% Peer 5 9.8% Peer 6 9.7% Peer 4 9.6% Peer 4 11.0% Peer 7 9.6% Peer 5 9.5% Peer 5 10.1% Peer 8 9.6% Peer 9 9.5% Peer 6 9.1% Peer 6 9.7% Peer 10 9.1% Peer 7 8.9% Peer 7 9.6% Peer 11 8.9% Peer Median = 9.7% Peer Median = 9.5% Peer Median = 11.0% 1 Our regulatory capital ratios for the period ended June 30, 2020 are preliminary, based on information available as of the date of this presentation, and subject to completion of management’s final reviews and financial closing procedures. These preliminary capital ratios may differ from our actual capital ratios, which will be 26 included in our Form 10-Q f or the quarter ended June 30, 2020, which we expect to file on or about August 7, 2020. * Peers: ALLY, BBVA, BMO, BNP, COF, CIT, CFG, CMA, DFS, FITB, HBAN, KEY, MTB, MUFG, RF, TD, TF

SHUSA: NON-GAAP RECONCILIATIONS ($ in Millions) 2Q19 3Q19 4Q19 1Q20 2Q20 SHUSA pre-tax pre-provision income Pre-tax income, as reported $ 562 $ 383 $ 213 $ (156) $ (2,082) Provision for credit losses 481 604 608 1,186 1,124 Pre-tax pre-provision Income $ 1,043 $ 987 $ 821 1,030 (958) . CET 1 to risk-weighted assets CET 1 capital $ 17,277 $ 17,504 $ 17,392 $ 17,113 $ 17,209 Risk-weighted assets 114,877 116,652 118,898 120,055 119,865 Ratio 15.0% 15.0% 14.6% 14.3% 14.4% Tier 1 leverage Tier 1 capital $ 18,695 $ 18,888 $ 18,781 $ 18,311 $ 18,862 Avg total assets, leverage capital purposes 136,165 139,301 143,057 144,758 151,184 Ratio 13.7% 13.6% 13.1% 12.6% 12.5% Tier 1 risk-based Tier 1 capital $ 18,695 $ 18,888 $ 18,781 $ 18,311 $ 18,862 Risk-weighted assets 114,877 116,652 118,898 120,055 119,865 Ratio 16.3% 16.2% 15.8% 15.3% 15.7% Total risk-based Risk-based capital $ 20,391 $ 20,601 $ 20,480 $ 20,007 $ 20,541 Risk-weighted assets 114,877 116,652 118,898 120,055 119,865 Ratio 17.7% 17.7% 17.2% 16.7% 17.1% 27

SHUSA: GOODWILL RECONCILIATION SHUSA Pre-tax Pre-Provision Income 2Q20 Pre-tax pre-provision income, as reported $ (958) Add back: Impairment 1,848 Pre-tax Pre-Provision Income, adjusted 890 Pre-Tax Income/(Loss) 2Q20 Pre-tax income, as reported $ (2,082) Add back: Impairment 1,848 Pre-Tax Income/(Loss), adjusted (234) Net Income/(Loss), as reported 2Q20 Pre-tax income, as reported $ (2,082) Tax rate (8.9%) Income tax (expense)/benefit 186 Net Income, as reported (1,896) Net Income/(Loss), adjusted 2Q20 Pre-tax income, adjusted $ (234) Tax rate (23.5%) Income tax (expense)/benefit 55 Net Income/(Loss), adjusted (179) 28

SBNA: QUARTERLY PROFITABILITY NET INTEREST INCOME ($M) PRE-TAX PRE-PROVISION INCOME ($M)1 $600 4.00% $547 $531 $520 $508 $502 $500 3.50% $400 3.00% $152 $145 $62 $134 3.11% $300 2.97% 2.50% 2.81% 2.72% 2Q19 3Q19 4Q19* 1Q20 2Q20 2.54% $200 2.00% $100 1.50% $- 1.00% 2Q19 3Q19 4Q19 1Q20 2Q20 $(1,687) PRE-TAX INCOME ($M)1 NET INCOME/(LOSS) ($M)1 $105 $95 $85 $87 $(1) $(2) 2Q19 3Q19 4Q19* 1Q20 2Q20 2Q19 3Q19 4Q19* 1Q20 2Q20 $(121) $(79) $(1,953) $(1,755) 29 1 Includes non-recurring goodwill impairment in Q2 2020

SBNA: QUARTERLY TRENDED STATEMENT OF OPS ($ in Millions) 2Q19 3Q19 4Q19 1Q20 2Q20 Interest income $ 719 $ 712 $ 695 $ 665 $ 591 Interest expense (172) (181) (175) (157) (89) Net interest income $ 547 $ 531 $ 520 $ 508 $ 502 Fees & other income 142 180 151 135 132 Other non-interest income 2 2 3 11 22 Net revenue $ 691 $ 713 $ 674 $ 654 $ 656 General, administrative & other expenses (539) (568) (612) (520) (2,343) Release of/(provision for) credit losses (47) (50) (63) (255) (266) Income before taxes $ 105 $ 95 $ (1) $ (121) $ (1,953) Income tax expense (20) (8) (1) 42 198 Net income/(loss) 85 87 (2) (79) (1,755) 2Q19 3Q19 4Q19 1Q20 2Q20 Net interest margin before provision 3.1% 3.0% 2.8% 2.7% 2.5% 30

SBNA: QUARTERLY AVERAGE BALANCE SHEET 2Q20 1Q20 QoQ Change 2Q19 Average Yield/ Average Yield/ Average Yield/ Average Yield/ ($ in Millions) Balance Rate Balance Rate Balance Rate Balance Rate Assets Deposits and investments $ 21,766 1.34% $ 19,703 2.05% $ 2,063 (0.71%) $ 15,997 2.40% Loans 57,233 3.62% 55,011 4.10% 2,222 (0.48%) 54,330 4.59% Allowance for loan losses (1,035) --- (886) --- (149) --- (560) --- Other assets 11,080 --- 10,311 --- 769 --- 9,322 --- Total assets $ 89,044 2.66% $ 84,139 3.16% $ 4,905 (0.50%) $ 79,089 3.64% Liabilities and stockholder's equity Interest-bearing demand deposits $ 9,844 0.03% $ 8,817 0.48% $ 1,027 (0.45%) $ 8,791 0.71% Noninterest-bearing demand deposits 14,930 --- 12,206 --- 2,724 --- 12,514 --- Savings 4,215 0.04% 3,777 0.07% 438 (0.03%) 3,885 0.06% Money market 30,254 0.51% 28,648 1.02% 1,606 (0.51%) 25,576 1.24% Certificates of deposit 5,967 1.59% 7,723 1.74% (1,756) (0.15%) 7,213 2.00% Borrowed funds 7,205 1.41% 6,910 2.26% 295 (0.85%) 5,317 3.07% Other liabilities 2,825 --- 2,385 --- 440 --- 2,101 --- Equity 13,807 --- 13,673 --- 134 --- 13,692 --- Total liabilities and stockholder's equity $ 89,047 0.40% $ 84,139 0.74% $ 4,908 (0.34%) $ 79,089 0.87% Net interest margin 2.54% 2.72% (0.18%) 3.11% 31

SBNA: FUNDING – DEPOSITS AVERAGE NON-MATURITY DEPOSIT AVERAGE TOTAL DEPOSIT BALANCE1 ($B) BALANCES1 ($B) Non-Maturity Deposit Balances Avg. Interest Cost Total Deposits Avg. Interest Cost $62.6 60.0 $56.7 1.60% $58.4 60 .0 $57.8 1.60% $50.7 $54.5 $55.2 $50.0 1.40% 50.0 $48.1 $47.3 1.40% 50 .0 1.20% 1.20% 40.0 1.00% 40 .0 0.96% 0.93% 0.89% 1.00% 0.77% 0.80% 30.0 0.74% 0.80% 0.78% 0.64% 30 .0 0.80% 0.60% 0.60% 20.0 20 .0 0.40% 0.28% 0.40% 0.40% 10.0 10 .0 0.20% 0.20% - 0.00% - 0.00% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 32 1 Represents average quarterly balances. * SBNA total deposits less the SHUSA cash deposit held at SBNA.

SBNA: ASSET QUALITY NPLs CRITICIZED BALANCES1 $600 Criticized Balances Criticized R atio $508 $ 3, 00 0 $2,760 1 0. 00% $500 $453 9.00% $443 $ 2, 50 0 $416 $2,230 $2,093 $2,069 8.00% $400 $370 $2,065 $ 2, 00 0 7.00% $300 $ 1, 50 0 6.00% -31% 5.00% $200 -13% $ 1, 00 0 4.8% 4.00% $100 $500 4.0% 3.00% 3.8% 3.7% 3.7% $0 $0 2.00% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 DELINQUENCY2 TEXAS RATIO3 7.0% 0.75% 6.4% 0.60% 5.3% 5.0% 0.54% 0.55% 4.4% 0.47% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 33 1 Criticized = loans that are categorized as special mention, substandard, doubtful, or loss 2 Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD 3 See page 37 f or non-GAAP measurement reconciliation of Texas Ratio

SBNA: ASSET QUALITY (CONTINUED) Outstandings* NPLs to Total Loans Net Charge-Offs MORTGAGES HOME EQUITY 10,000,000,000 7.00% $9.0 5,500,000,000 7.00% 9,000,000,000 $8.5 $8.2 6.00% $7.8 $5.0 6.00% 8,000,000,000 $7.6 5.00% 5,000,000,000 $4.8 5.00% 7,000,000,000 4.00% $4.6 6,000,000,000 3.00% $4.5 4.00% 4,500,000,000 $4.4 5,000,000,000 2.00% 1.0% 1.1% 3.00% 0.7% 0.7% 0.8% 2.1% 2.2% 4,000,000,000 1.00% 1.8% 1.9% 1.9% 4,000,000,000 2.00% 3,000,000,000 0.00% 1.00% 2,000,000,000 -1.00% 3,500,000,000 0.1% 0.1% 0.0% 0.0% (0.1%) (0.2%) (0.2%) (0.1%) (0.1%) 0.0% 0.00% 1,000,000,000 -2.00% - -3.00% 3,000,000,000 -1.00% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 CRE1 SANTANDER REAL ESTATE CAPITAL (“SREC”) 9,000,000,000 $8.5 $8.4 $8.5 $8.4 $8.4 7.0% 6.0% 8,000,000,000 6,000,000,000 $5.9 7.000% 5.0% 7,000,000,000 5,800,000,000 $5.7 6.000% 4.0% 5,600,000,000 $5.5 5.000% $5.3 $5.5 6,000,000,000 3.0% 5,400,000,000 4.000% 5,000,000,000 5,200,000,000 3.000% 2.0% 4,000,000,000 5,000,000,000 2.000% 0.7% 0.0% 0.1% 0.1% 0.2% 1.0% 4,800,000,000 1.000% 0.1% 0.0% 0.5% 3,000,000,000 0.1% 0.0% 0.0% 4,600,000,000 0.000% 2,000,000,000 -1.0% 4,400,000,000 0.0% 0.0% 0.0% 0.0% -1.000% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 1,000,000,000 -2.0% 4,200,000,000 -2.000% 4,000,000,000 -3.000% - -3.0% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 34 1 CRE is comprised of the commercial real estate and continuing care retirement communities business segments (SREC segment included.in separate graph) * Dollars in billions

SBNA: ASSET QUALITY (CONTINUED) Outstandings* NPLs to Total Loans Net Charge-Offs COMMERCIAL BANKING1 CIB 16,000,000,000 $15.2 7. 0% 8,000,000,000 7.0% $15.0 $14.6 $15.0 $14.6 $7.4 6. 0% $6.9 6.0% 14,000,000,000 7,000,000,000 5. 0% $6.0 $6.1 $6.0 5.0% 12,000,000,000 6,000,000,000 4. 0% 4.0% 10,000,000,000 5,000,000,000 3. 0% 3.0% 8,000,000,000 1.4% 1.3% 1.3% 2. 0% 4,000,000,000 2.0% 0.9% 0.8% 1.2% 1. 0% 0.4% 0.6% 1.0% 6,000,000,000 3,000,000,000 0.4% 0.4% 0. 0% 0.0% 4,000,000,000 0.4% 0.6% 0.7% 0.7% 2,000,000,000 0.3% 0.4% 0.3% 0.1% 0.3% - 1. 0% 0.0% -1.0% 2,000,000,000 1,000,000,000 - 2. 0% -2.0% - - 3. 0% - -3.0% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 OTHER CONSUMER2 INDIRECT AUTO3 1,800,000,000 8,000,000,000 $7.6 7. 00% 9.00% 1,600,000,000 $1.5 $1.5 6. 00% $1.4 7,000,000,000 $6.5 $6.7 1,400,000,000 $1.3 7.00% 5. 00% $1.2 6,000,000,000 1,200,000,000 $5.3 4. 00% 5.00% 5,000,000,000 3. 00% 1,000,000,000 5.5% 5.7% 5.1% 5.3% $3.8 4.8% 4,000,000,000 2. 00% 3.00% 800,000,000 1.0% 0.6% 0.7% 0.8% 0.9% 1. 00% 3,000,000,000 600,000,000 1.00% 0. 00% 1.6% 1.6% 1.7% 2,000,000,000 400,000,000 1.3% 1.4% 0.3% 0.4% 0.5% 0.6% 0.3% - 1. 00% -1.00% 1,000,000,000 200,000,000 - 2. 00% - -3.00% - - 3. 00% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 1 Commercial Banking = Equipment Finance & Leasing, Commercial Equipment Vehicle Finance-Strategic, Financial Institutions Coverage, International Trade Banking, Middle Market, Asset Based .Lending, Institutional-NonProfit, Government Banking, Life Sciences & Technology, Professional & Business Services, Energy Finance, Mortgage Warehouse, Other Non-Core Commercial, Chrysler .Auto Finance, .Footprint Dealer Floorplan and Commercial Banking Not Classified Elsewhere and all other Commercial Business segments. 35 2 Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Credit Cards, SFC, & Retail run-off 3 Indirect Auto = Origination program assets through SC, full roll-out in Q2’18 * Dollars in billions

SBNA: CAPITAL RATIOS 1,2 CET1 TIER 1 LEVERAGE RATIO 13.6% 16.2% 16.0% 15.8% 13.4% 15.7% 15.2% 12.8% 12.6% 11.7% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 TIER 1 RISK-BASED CAPITAL RATIO TOTAL RISK-BASED CAPITAL RATIO 17.2% 17.0% 16.8% 16.8% 16.2% 16.0% 15.8% 16.4% 15.7% 15.2% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 1 Capital ratios through March 31, 2020 calculated under the U.S. Basel III framework on a transitional basis. Capital ratios starting in the first quarter of 2020 36 calculated under CECL transition provisions permitted by the CARES Act. 2 Our regulatory capital ratios for the period ended June 30, 2020 are preliminary, based on information available as of the date of this presentation, and subject to completion of management’s final reviews and financial closing procedures. These preliminary capital ratios may differ from our actual capital ratios, which will be included in our Form 10-Q f or the quarter ended June 30, 2020, which we expect to file on or about August 7, 2020.

SC AUTO ORIGINATIONS (MONTHLY) Core Retail Auto ($ in millions) Chrysler Lease1 ($ in millions) 60.0% $1,200 60.0% $1,000 55.0% $1,000 55.0% $800 $800 50.0% 50.0% $600 $600 45.0% 45.0% $400 $400 40.0% 40.0% 35.0% $200 $200 35.0% $0 30.0% $0 30.0% Jan Feb Mar Apr May Jun Jan Feb Mar Apr May Jun YoY (4.1%) (14.0%) (17.0%) (43.6%) (8.4%) 22.8% YoY 13.7% 16.5% (18.3%) (72.8%) (63.5%) (47.7%) Chrysler Capital Loans, <6402 ($ in millions) Chrysler Capital Loans, ≥6402 ($ in millions) $600 60.0% $1,400 26 50 0. 0% 24 50 0. 0% $500 55.0% $1,200 $1,000 22 50 0. 0% $400 50.0% $800 20 50 0. 0% $300 45.0% $600 18 50 0. 0% $200 40.0% $400 16 50 0. 0% 35.0% $100 $200 14 50 0. 0% $0 30.0% $0 12 50 0. 0% Jan Feb Mar Apr May Jun Jan Feb Mar Apr May Jun YoY (6.9%) (13.0%) (12.1%) (40.2%) (24.0%) (5.3%) YoY 21.8% 21.6% 45.0% 125.0% 78.9% 45.4% 37 1 Includes nominal capital lease originations 2019 2020 2 Approximate FICOs

SC DELINQUENCY AND LOSS (MONTHLY) Gross Charge-off Ratio (%) Recovery Rates (%) 25.0% 75.0% 20.0% 65.0% 15.0% 55.0% 10.0% 45.0% 5.0% 35.0% 0.0% Jan Feb Mar A pr May Jun Jul A ug S ep Oct Nov Dec 25.0% Jan Feb Mar A pr May Jun Jul A ug S ep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 22.3 19.1 17.0 16.1 16.1 15.8 17.9 18.4 18.5 18.3 17.1 16.1 2019 49.0 54.6 66.1 62.5 62.4 56.0 55.2 59.2 53.2 52.9 57.5 46.2 2020 17.2 15.6 13.7 12.9 12.6 8.1 2020 46.0 53.0 52.1 32.1 49.1 62.1 Net Charge-off Ratio (%) 15.0% 12.0% 9.0% 6.0% 3.0% 0.0% Jan Feb Mar A pr May Jun Jul A ug S ep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 11.3 8.7 5.8 6.1 6.1 7.0 8.0 7.5 8.6 8.6 7.3 8.7 2020 9.3 7.3 6.6 8.7 6.4 3.1 38 2019 2020

SBNA: NON-GAAP RECONCILIATIONS ($ in Millions) 2Q19 3Q19 4Q19 1Q20 2Q20 SBNA pre-tax pre-provision income Pre-tax income, as reported $ 105 $ 95 $ (1) $ (121) $ (1,953) (Release of)/provision for credit losses 47 50 63 255 266 Pre-tax pre-provision Income $ 152 $ 145 $ 62 134 (1,687) CET 1 to risk-weighted assets CET 1 capital $ 10,303 $ 10,335 $ 10,220 $ 10,173 $ 10,168 Risk-weighted assets 63,635 64,543 64,678 64,971 67,065 Ratio 16.2% 16.0% 15.8% 15.7% 15.2% Tier 1 leverage Tier 1 capital $ 10,303 $ 10,335 $ 10,220 $ 10,173 $ 10,168 Avg total assets, leverage capital purposes 75,719 77,262 80,007 80,825 86,547 Ratio 13.6% 13.4% 12.8% 12.6% 11.7% Tier 1 risk-based Tier 1 capital $ 10,303 $ 10,335 $ 10,220 $ 10,173 $ 10,168 Risk-weighted assets 63,635 64,543 64,678 64,971 67,065 Ratio 16.2% 16.0% 15.8% 15.7% 15.2% Total risk-based Risk-based capital $ 10,952 $ 10,965 $ 10,844 $ 10,930 $ 11,005 Risk-weighted assets 63,635 64,543 64,678 64,971 67,065 Ratio 17.2% 17.0% 16.8% 16.8% 16.4% 39

SBNA: NON-GAAP RECONCILIATIONS (cont.) SBNA Texas Ratio ($ in Millions) 2Q19 3Q19 4Q19 1Q20 2Q20 Total Equity $13,736 $13,799 $13,681 $14,014 $12,306 Goodwill and other intangibles (3,632) (3,635) (3,643) (3,637) (1,788) Allowance for loan losses 560 536 533 999 1,249 Total equity and loss allowances for Texas Ratio $10,664 $10,700 $10,571 $11,376 $11,767 Nonperforming assets $ 528 $ 470 $ 433 $ 384 $ 453 90+ DPD accruing 6 6 6 6 6 Accruing troubled debt restructurings 215 212 122 112 132 Total nonperforming assets $ 749 $ 688 $ 561 $ 502 $ 591 Texas ratio 7.0% 6.4% 5.3% 4.4% 5.0% 40

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